AMERICAN STRATEGIC
INCOME PORTFOLIO II


                                 BSP

ANNUAL REPORT
MAY 31, 2001


                        [LOGO]USBANCORP
                              Piper Jaffray(R)

USBANCORP
Piper Jaffray(R)

AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2001

                                         One Year  Five Year  Since Inception
                                                                 7/30/1992
                                         --------  ---------  ---------------

American Strategic Income Portfolio II    15.97%     8.74%          8.06%
Lehman Brothers Mututal Fund
  Government/Mortgage Index               12.59%     7.71%          7.00%


The average annualized total returns for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. -- Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2001, were 21.98%, 12.44%, and 7.30%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. -- PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell. -- The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio II is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. -- The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. -- The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2001.


NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

[SIDENOTE]
TABLE OF CONTENTS

  1  Fund Overview

  4  Financial Statements and Notes

 14  Investments in Securities

 18  Independent Auditors' Report

 19  Federal Income Tax Information

 20  Shareholder Update

FUND OVERVIEW

July 15, 2001

FOR THE YEAR ENDING MAY 31, 2001, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A TOTAL RETURN OF 15.97% BASED ON ITS NET ASSET VALUE (NAV). The fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 12.59% for the year. Based on its market price, the fund returned 21.98% over the same period.

LOWER SHORT- AND INTERMEDIATE-TERM INTEREST RATES CONTRIBUTED TO THE FUND'S EXCELLENT INCOME AND NET ASSET VALUE PERFORMANCE DURING THE YEAR. The Federal Reserve lowered short-term interest rates five times during the period from 6.5% to 4.0%, its most aggressive rate-cutting campaign since this country's last recession. After the period end, the Fed cut rates one more time to 3.75%, its lowest level since April 1994. The decreased short-term rates led to dramatically lower borrowing costs for the fund, which in turn increased the fund's income levels. Lower intermediate-term interest rates had a positive impact on net asset value as the value of the fund's investments rose. The fund's market price performance benefited from the volatile stock market as investors' demand for more stable investments drove them toward income-oriented products. This demand raised the fund's market price, which in turn tightened the gap between its net asset value ($13.06) and market price ($12.30) to a 5.82% discount at period end. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.

BECAUSE OF THE FAVORABLE INTEREST-RATE ENVIRONMENT, WE INCREASED THE FUND'S USE OF LEVERAGE, OR BORROWING, DURING THE PERIOD. Over the past several months, falling short-term interest rates allowed us to borrow money at much lower costs and to invest those borrowed funds in higher-yielding mortgage investments. Although this strategy has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund. Reinvestment risk is the risk that, when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


PORTFOLIO COMPOSITION

As a percentage of total assets on May 31, 2001

[CHART]

Other Assets                                      4%
Short-term Securities                             1%
U.S. Agency Mortgage-backed Securities           20%
Private Fixed-rate Mortgage-backed Securities     6%
Commercial Loans                                 24%
Multifamily Loans                                30%
Single-family Loans                              15%



DELINQUENT LOAN PROFILE

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2001, based on principal amounts outstanding.

[CHART]

Current          85.9%
30 Days           6.2%
60 Days           1.8%
90 Days           0.5%
120+ Days         5.6%


**As of May 31, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of American Strategic Income Portfolio II. He has 15 years of financial experience.

CHRIS NEUHARTH assists with the management of American Strategic Income Portfolio II. He has 20 years of financial experience.

RUSS KAPPENMAN assists with the management of American Strategic Income Portfolio II. He has 15 years of financial experience.

AS A RESULT OF HIGHER INCOME LEVELS, THE FUND INCREASED ITS MONTHLY DIVIDEND PAYOUT ONCE DURING THE PERIOD AND AGAIN AFTER THE PERIOD END. In May 2001, we raised the monthly dividend of the fund from 8.5 cents to 8.75 cents per share. We increased it again to 9.5 cents per share in July 2001. The fund's new dividend level will result in an annualized earnings rate of 9.27% based on the May 31 market price. Throughout the fiscal year, the fund paid out $1.03 per share in dividends resulting in an annualized distribution rate of 8.37% based on the May 31 market price. The fund's dividend reserve was historically high as of the end of the reporting period at 12.18 cents per share. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

WE CONTINUED TO EMPHASIZE COMMERCIAL AND MULTIFAMILY LOANS OVER SINGLE-FAMILY WHOLE LOANS BECAUSE OF THE ATTRACTIVE YIELDS ON MORTGAGES IN THESE SECTORS. We increased the weighting in commercial loans to 24% of the fund's total assets and multifamily loans to 30% of total assets as of May 31. Many of our multifamily and commercial loans have prepayment penalties built into their loan agreements to compensate the fund if they prepay during falling rates. These penalties offset some of the consequences of reinvesting proceeds into lower-yielding securities. In the past year the fund experienced one commercial loan prepayment and received $96,610 in prepayment penalties from this borrower.

IN FEBRUARY, FUND SHAREHOLDERS APPROVED OUR PROPOSAL TO INVEST IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST (REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage real estate portfolios to earn profits for shareholders and their preferred stock pays out a specific dividend rate. Since this proposal passed, we have invested less than 1% of the portfolio's total assets in REIT-preferred stock. The yields on these investments are not as compelling as they were when we first proposed these as potential investment vehicles. However, it will be beneficial to have the added flexibility to invest in these instruments, should the yields look more attractive again in the future.


GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its total principal value.


[MAP]

Alabama             less than 0.50%
Alaska              less than 0.50%
Arizona             2%
Arkansas
California          9%
Colorado            5%
Connecticut         less than 0.50%
Delaware            less than 0.50%
Florida             8%
Georgia             1%
Hawaii
Idaho               less than 0.50%
Illinois            less than 0.50%
Indiana             2%
Iowa
Kansas              less than 0.50%
Kentucky            1%
Louisiana           less than 0.50%
Maine
Maryland            less than 0.50%
Massachusetts       3%
Michigan            less than 0.50%
Minnesota           14%
Mississippi         less than 0.50%
Missouri            2%
Montana             2%
Nebraska            less than 0.50%
New Hampshire       less than 0.50%
New Jersey          2%
New Mexico          1%
New York            1%
Nevada              3%
North Carolina      less than 0.50%
North Dakota        2%
Ohio                less than 0.50%
Oklahoma            6%
Oregon              less than 0.50%
Pennsylvania        less than 0.50%
Rhode Island        less than 0.50%
South Carolina      less than 0.50%
South Dakota
Tennessee           5%
Texas               26%
Utah                less than 0.50%
Vermont             less than 0.50%
Virginia            less than 0.50%
Washington          4%
West Virginia
Wisconsin
Wyoming


DESPITE THE SLUGGISH U.S. ECONOMY, THE REAL ESTATE MARKETS WE INVEST IN ARE FAIRLY HEALTHY WITH SUPPLY AND DEMAND IN BALANCE. New construction for all property types remains restrained in most markets. Therefore, we do not expect any problems from oversupply in the areas where we are concentrated. In addition, we have loan products in 43 states to help avoid the risk of an economic slowdown in one state or region. The Federal Reserve continues to keep its finger on the pulse of the economy in an attempt to save the United States from a recession. A recession could be potentially harmful to this fund because that type of environment typically leads to fewer home buyers, renters, office tenants, industrial tenants, and to some companies closing their doors. The fund may experience an increased level of credit losses from loans defaulting in that environment. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund's net credit losses have been very low, at 20 cents per share.

AS WAS THE CASE IN 1997 AND 1999, THE FUND MAY EXECUTE A TENDER OFFER FOR UP TO 10% OF THE FUND'S SHARES IN THE FOURTH-QUARTER 2001. The offer may occur if the discount between the fund's market price and its net asset value per share exceeds 5% during the 12 weeks prior to October 1, 2001. The offer is also contingent upon the fund's board of directors determining at the time that the tender is in the best interest of shareholders. As stated earlier in the letter, the fund's market price was trading at a 5.89% discount to net asset value as of May 31, 2001.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO II AND THE TRUST YOU HAVE PLACED IN OUR ASSET MANAGEMENT CAPABILITIES. As the U.S. economy struggles to turn around, we will continue to monitor our whole loan investments and other holdings in order to achieve our goal of paying attractive monthly income while minimizing credit losses in the fund.


VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.


POTENTIAL TENDER OFFER

The fund has completed two repurchase offers for up to 10% of its shares. The first repurchase offer was in 1997 and the second in 1999. Another purchase offer, for up to 10% of the fund's shares, may occur in late fourth-quarter 2001. This repurchase offer would be at net asset value (NAV), less expenses of the repurchase offer, and is contingent upon the discount between the fund's market price and NAV per share (expressed as percent of NAV) exceeding 5% during the 12 weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

For the purpose of calculating the discount to NAV, the difference between the fund's NAV per share and the closing NYSE market price, expressed as a percent of NAV per share, will be determined each Thursday during the period from July 12, 2001 through September 27, 2001. These weekly differences will be combined to determine the average discount during the twelve-week period.

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2001
 ................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $267,544,414
Real estate owned (identified cost: $330,521) (note 2) .....         342,196
Cash in bank on demand deposit  ............................       8,743,342
Accrued interest receivable  ...............................       1,912,128
Prepaid expenses  ..........................................          68,217
                                                                ------------
  Total assets  ............................................     278,610,297
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      69,749,050
Accrued investment management fee  .........................         111,326
Accrued administrative fee  ................................          50,078
Accrued interest  ..........................................         167,619
Other accrued expenses  ....................................          92,832
                                                                ------------
  Total liabilities  .......................................      70,170,905
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $208,439,392
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $231,068,147
Undistributed net investment income  .......................       1,942,939
Accumulated net realized loss on investments  ..............     (32,081,369)
Unrealized appreciation of investments  ....................       7,509,675
                                                                ------------

  Total -- representing net assets applicable to capital
    stock  .................................................    $208,439,392
                                                                ============

* Investments in securities at identified cost  ............    $260,046,414
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
  Net assets  ..............................................    $208,439,392
  Shares outstanding (authorized 1 billion shares of $0.01
    par value)  ............................................      15,957,289
  Net asset value  .........................................    $      13.06
  Market price  ............................................    $      12.30

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         4  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $4,345,680)  ..........    $19,230,082
Rental income from real estate owned (note 2)  .............            647
                                                                -----------

  Total investment income  .................................     19,230,729
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................      1,283,627
Administrative fee  ........................................        495,484
Custodian fees  ............................................         53,343
Transfer agent fees  .......................................         41,514
Reports to shareholders  ...................................         76,475
Mortgage servicing fees  ...................................        270,459
Directors' fees  ...........................................          3,035
Audit and legal fees  ......................................         35,456
Other expenses  ............................................        115,507
                                                                -----------
  Total expenses  ..........................................      2,374,900
                                                                -----------

  Net investment income  ...................................     16,855,829
                                                                -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............          9,283
Net realized gain on real estate owned  ....................        100,655
                                                                -----------

  Net realized gain on investments  ........................        109,938
Net change in unrealized appreciation or depreciation of
  investments  .............................................     13,119,036
                                                                -----------

  Net gain on investments  .................................     13,228,974
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $30,084,803
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         5  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income  ................................    $ 19,230,729
Net expenses  ..............................................      (2,374,900)
                                                                ------------
  Net investment income  ...................................      16,855,829
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable  ...................         139,800
  Net amortization of bond discount and premium  ...........          (6,069)
  Change in accrued fees and expenses  .....................         (10,939)
  Change in other assets  ..................................         (51,895)
                                                                ------------
    Total adjustments  .....................................          70,897
                                                                ------------

    Net cash provided by operating activities  .............      16,926,726
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      62,664,880
Purchases of investments  ..................................     (56,123,484)
Net sales of short-term securities  ........................         569,490
                                                                ------------

    Net cash provided by investing activities  .............       7,110,886
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........       3,038,050
Distributions paid to shareholders  ........................     (16,404,097)
                                                                ------------

    Net cash used by financing activities  .................     (13,366,047)
                                                                ------------
Net increase in cash  ......................................      10,671,565
Cash at beginning of year  .................................      (1,928,223)
                                                                ------------

    Cash at end of year  ...................................    $  8,743,342
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $  4,411,706
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         6  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  5/31/01           5/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 16,855,829      $ 17,024,908
Net realized gain (loss) on investments  ...................         109,938        (1,691,869)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      13,119,036        (9,524,918)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      30,084,803         5,808,121
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (16,404,097)      (17,844,198)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....              --       (23,048,103)
                                                                ------------      ------------
  Total increase (decrease) in net assets  .................      13,680,706       (35,084,180)

Net assets at beginning of year  ...........................     194,758,686       229,842,866
                                                                ------------      ------------

Net assets at end of year  .................................    $208,439,392      $194,758,686
                                                                ============      ============

Undistributed net investment income  .......................    $  1,942,939      $  1,491,207
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         7  2001 Annual Report - American Strategic Income Portfolio II

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "advisor"), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical

--------------------------------------------------------------------------------

         8  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2001, loans representing 1.9% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single-family whole loans and represent 7.9% of total single-family principal outstanding at May 31, 2001. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $82,949 or $0.01 per share on real estate sold during the year ended May 31, 2001.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2001, the fund owned five single-family homes with an aggregate value of $342,196, or 0.16% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that
--------------------------------------------------------------------------------

         9  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended
                      May 31, 2001, the average borrowings outstanding were $69,350,008 and the average rate was 6.18%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2001, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and

--------------------------------------------------------------------------------

        10  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
                      joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the agreement), the advisor, a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2001, the effective investment management fee incurred by the fund was 0.64%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

--------------------------------------------------------------------------------

        11  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      During the year ended May 31, 2001, the fund paid $55,816 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 2001, aggregated $56,129,553 and $62,664,880, respectively. Included in proceeds from sales are $407,915 from sales of real estate owned and $96,610 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                            CAPITAL
                         LOSS CARRYOVER    EXPIRATION
                         --------------    ----------
                          $  5,227,282        2003
                            22,965,560        2004
                               922,669        2005
                             1,266,343        2006
                             1,699,515        2009
                          ------------
                          $ 32,081,369
                          ============

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved continuation of the plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 897,341 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

  YEAR            % OUTSTANDING               WEIGHTED AVERAGE
  ENDED   SHARES     SHARES         COST      DISCOUNT FROM NAV
 -------  ------  -------------  -----------  -----------------
 5/31/00  60,200         0.34%    $707,912              7.13%

                      No shares were repurchased during the fiscal year ended May 31, 2001.

                      REPURCHASE OFFER
                      The fund's board of directors concluded that an additional offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee), and proceeds paid on December 10, 1999, by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  ------------
       10%     1,773,031     $12.58    $22,304,730

--------------------------------------------------------------------------------

        12  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

(7) PARENT COMPANY
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is named U.S. Bancorp.

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO II

                                           YEAR     YEAR       YEAR       YEAR     YEAR
                                           ENDED    ENDED      ENDED      ENDED    ENDED
                                          5/31/01  5/31/00  5/31/99 (E)  5/31/98  5/31/97
                                          -------  -------  -----------  -------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $12.20   $12.92     $13.07     $12.63   $12.78
                                          ------   ------     ------     ------   ------
Operations:
  Net investment income ................    1.06     1.02       1.06       1.03     0.98
  Net realized and unrealized gains
    (losses) on investments ............    0.83    (0.68)     (0.19)      0.41    (0.13)
                                          ------   ------     ------     ------   ------
  Total from operations ................    1.89     0.34       0.87       1.44     0.85
                                          ------   ------     ------     ------   ------
Distributions to shareholders:
  From net investment income ...........   (1.03)   (1.06)     (1.02)     (1.00)   (1.00)
                                          ------   ------     ------     ------   ------
    Net asset value, end of period .....  $13.06   $12.20     $12.92     $13.07   $12.63
                                          ======   ======     ======     ======   ======
    Per-share market value, end of
    period .............................  $12.30   $11.00     $11.94     $11.81   $11.38
                                          ======   ======     ======     ======   ======

SELECTED INFORMATION
Total return, net asset value (a) ......   15.97%    2.77%      6.82%     11.74%    6.90%
Total return, market value (b) .........   21.98%    1.09%     10.06%     13.02%   17.19%
Net assets at end of period
  (in millions) ........................  $  208   $  195     $  230     $  234   $  252
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    3.37%    3.62%      2.92%      3.39%    2.56%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.19%    1.21%      1.18%      1.38%    1.45%
Ratio of net investment income to
  average weekly net assets ............    8.45%    8.07%      8.06%      7.86%    7.73%
Portfolio turnover rate (excluding
  short-term securities) ...............      21%      24%        18%        48%      51%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   70   $   67     $  104     $   76   $   84
Per-share amount of borrowings
  outstanding at end of period .........  $ 4.37   $ 4.18     $ 5.84     $ 4.23   $ 4.21
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $17.43   $16.38     $18.76     $17.30   $16.84
Asset coverage ratio (d) ...............     399%     392%       321%       409%     400%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 AND 1997 RATIOS INCLUDE 0.08% AND 0.18%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK NATIONAL ASSOCIATION.

--------------------------------------------------------------------------------

        13  2001 Annual Report - American Strategic Income Portfolio II

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO II                                          May 31, 2001
 .................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY
 SECURITIES (b) (26.6%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (26.6%):
    FIXED RATE (26.6%):
      9.00%, FHLMC, 7/1/30 ..............................  7/17/00   $ 8,205,623     $  8,431,198     $  8,590,303
      6.50%, FNMA, 6/1/29 ...............................  5/17/99    17,578,341       17,452,317       17,386,033
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     7,294,529        7,198,513        7,552,099
      7.50%, FNMA, 4/1/30 ...............................   5/9/00     8,270,239        7,979,637        8,456,319
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     6,978,019        6,733,348        7,135,024
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     6,077,299        5,997,310        6,291,889
                                                                                     ------------     ------------
                                                                                       53,792,323       55,411,667
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              53,792,323       55,411,667
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (7.8%):
  FIXED RATE (7.8%):
      9.25%, Oly Holigan, LP, 1/1/04 ....................  12/26/00    9,000,000        9,000,000        9,180,000
      8.31%, RFC 1997-NPC1, 8/27/23 .....................  3/27/97     7,088,324        7,112,433        7,139,831
                                                                                     ------------     ------------
                                                                                       16,112,433       16,319,831
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities  .......                              16,112,433       16,319,831
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (92.4%):
  COMMERCIAL LOANS (32.3%):
      1336 and 1360 Energy Park Drive,
        7.55%, 10/1/08 ..................................  9/29/98     2,885,980        2,885,980        2,865,820
      Bigelow Office Building, 8.88%, 4/1/07 ............  3/31/97     1,326,384        1,326,384        1,392,703
      Canton Commerce Center, 9.15%, 7/1/01 .............  6/27/96     3,247,647        3,247,647        3,247,647
      Centre Point Commerce Park, 8.88%, 6/1/12 .........   5/2/97       706,950          699,880          742,297
      Cottonwood Square, 9.20%, 5/1/04 ..................  4/16/97     2,532,152        2,532,152        2,633,438
      Fortune Park V, VI, VII, 7.90%, 1/1/04 ............  12/29/98    3,672,824        3,672,824        3,748,036
      Hadley Avenue Business Center, 8.38%, 1/1/11 ......  12/14/00    2,465,305        2,465,305        2,557,278
      Hillside Crossing South Shopping Center,
        7.93%, 1/1/05 ...................................  12/22/97    1,714,193        1,714,193        1,738,481
      Hillside Office Park, 7.63%, 8/1/08 ...............   7/9/98       959,871          959,871          962,385
      Jamboree Building, 8.93%, 12/1/06 .................  11/15/96    1,885,254        1,866,401        1,979,517
      Minikahda MiniStorage III, 8.62%, 8/1/09 ..........  9/16/99     4,144,878        4,144,878        4,282,492
      Minikahda MiniStorage V, 8.75%, 9/1/09 ............  8/28/98     1,837,739        1,837,739        1,911,359
      Oak Knoll Village Shopping Center,
        8.68%, 7/1/05 ...................................  6/10/98     1,350,357        1,350,357        1,401,079

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      One Columbia Office Building, 7.88%, 1/1/08 .......   1/2/98   $ 1,308,633     $  1,308,633     $  1,330,306
      PennMont Office Plaza, 6.88%, 5/1/06 ..............  4/30/01     1,350,000        1,350,000        1,407,333
      PMG Center, 8.93%, 9/1/03 .........................  8/29/96     2,276,215        2,276,215        2,344,501
      Provident Bank Building, 8.70%, 11/1/01 ...........  10/4/96     2,629,693        2,603,396        2,629,693
      Pyramid Plaza Office Building, 7.71%, 4/30/06 .....  3/30/01     4,596,790        4,596,790        4,826,629
      Rapid Park Parking Lot, 8.90%, 9/1/07 .............   8/7/97     3,576,399        3,576,399        3,755,219
      Ridgehill Professional Building, 7.38%, 1/1/09 ....  12/7/98     2,606,142        2,606,142        2,560,674
      Rimrock Plaza, 7.65%, 12/1/08 .....................  12/2/98     3,146,556        3,146,556        3,086,335
      Rubin Center, 8.78%, 7/1/12                          6/13/97     3,136,644        3,136,644        3,293,476
      Stevenson Office Building, Port Orchard Cinema, and
        Jensen Industrial Building, 7.88%, 2/1/09 .......  1/21/99     3,273,496        3,273,496        3,273,101
      Sundance Plaza, 7.13%, 11/1/08 ....................  10/29/98      975,829          975,829          975,562
      Wellington Professional Center, 8.70%, 11/1/01 ....  11/1/96     2,569,741        2,569,741        2,569,741
      Westwood Business Park, 8.43%, 1/1/04 .............  4/20/01     5,800,000        5,800,000        5,916,000
                                                                                     ------------     ------------
                                                                                       65,923,452       67,431,101
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (39.6%):
      Autumnwood, Southern Woods, Hinton Hollow,
        9.03%, 6/1/03 ...................................  5/31/96     6,170,449        6,170,449        6,355,563
      Beverly Palms Apartments, 7.68%, 4/1/04 ...........  3/25/99    12,083,620       12,083,620       12,204,456
      Chardonnay Apartments, 8.60%, 1/1/07 ..............  12/18/96    4,190,978        4,170,023        4,400,527
      Deering Manor, 7.98%, 12/8/22 .....................  12/8/92     1,172,960        1,161,231        1,196,419
      Fairmount Apartments, 12.90%, 3/1/02 ..............   1/8/01     3,500,000        3,500,000        3,313,012
      Fairways I and II, 8.65%, 2/1/03 ..................  1/31/01     4,100,000        4,100,000        4,182,000
      Fremont Plaza Apartments, 7.40%, 7/1/08 ...........   7/1/98     2,559,885        2,559,885        2,577,436
      Harbor View Apartments, 7.98%, 1/25/18 ............  1/22/93       708,282          701,199          722,447
      Ironwood Apartments I, 9.38%, 2/1/04 ..............  1/12/01     1,772,000        1,772,000        1,825,160
      Ironwood Apartments II, 14.88%, 2/1/04 ............  1/12/01       219,055          219,055          221,537
      Jaccard Apartments, 8.73%, 12/1/03 ................  11/1/96     2,697,749        2,697,749        2,805,659
      Kona Kai Apartments, 8.33%, 11/1/05 ...............  10/24/95    1,089,081        1,083,144        1,142,334
      Newport Apartments, 9.63%, 4/1/02 .................  3/10/95     1,290,883        1,274,747        1,303,792
      Normandale Lake Estates, 8.00%, 2/2/03 ............  1/16/96     2,348,322        2,345,001        2,395,288

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Park Forest Apartments I, 9.55%, 11/1/03 ..........  10/27/00  $ 5,600,000     $  5,600,000     $  5,768,000
      Park Forest Apartments II, 9.88%, 11/1/03 .........  10/27/00    1,120,000        1,120,000        1,088,093
      Park Place of Venice Apartments,
        10.65%, 4/1/02 ..................................   3/2/95     2,516,764        2,503,407        2,430,683
      Park Terrace Apartments, 8.35%, 11/1/05 ...........  10/24/95    2,446,299        2,440,183        2,568,074
      Primrose Apartments, 8.50%, 11/1/07 ...............  10/19/95    1,059,654        1,055,140        1,075,646
      Sierra Madre Apartments, 8.28%, 7/1/02 ............  6/16/97     1,759,171        1,759,171        1,776,763
      Skyline Apartments, 8.68%, 12/1/03 ................  11/6/96     2,022,886        2,019,515        2,083,573
      Southridge Apartments, 10.11%, 12/31/02 ...........  12/26/00    5,325,000        5,325,000        5,484,750
      The Gables at Westlake Apartments,
        7.33%, 2/1/08 ...................................  1/16/98     6,283,769        6,283,769        6,277,773
      The Meadows, Fairfield Manor, Auburn Apartments,
        8.50%, 11/1/07 ..................................  10/19/95    1,562,404        1,560,885        1,640,524
      Vintage Apartments, 8.90%, 8/1/05 .................  8/15/95     2,805,065        2,800,701        2,945,318
      Westview Apartments, 7.68%, 3/1/03 ................  2/16/96     1,041,546        1,027,816        1,062,377
      Whispering Hills Apartments, 8.68%, 10/1/02 .......   9/8/95     1,945,935        1,923,351        1,984,853
      Winterland Apartments I, 9.23%, 7/1/12 ............   6/6/97       583,227          583,227          612,388
      Winterland Apartments II, 9.23%, 7/1/12 ...........   6/6/97     1,117,851        1,117,851        1,173,743
                                                                                     ------------     ------------
                                                                                       80,958,119       82,618,187
                                                                                     ------------     ------------

  SINGLE-FAMILY LOANS (20.5%):
      Aegis III, 9.04%, 6/13/11 .........................  5/13/97     1,105,112(b)     1,077,872        1,132,485
      Amerivest Mortgage, 8.52%, 5/1/12 .................  9/28/93     1,077,419(b)       797,290        1,097,981
      CTX Mortgage, 8.71%, 11/23/22 .....................  11/23/92      791,189(b)       704,719          793,768
      Energy Park Loans, 12.20%, 12/1/22 ................  12/1/92        85,517(b)        81,949           88,083
      Fairbanks III, 7.25%, 1/1/07 .                       3/18/94        58,526(b)        53,792           60,282
      Fairbanks IV, 9.05%, 7/3/11 .                        11/3/94       478,872(b)       411,429          475,718
      First Federal of Delaware, 8.82%, 2/1/18 ..........  1/29/93     2,410,512(b)     2,209,703        2,463,266
      Greenwich, 9.50%, 6/16/05 .........................  2/16/96       204,528(b)       199,433          209,668
      Heartland Federal Savings & Loan,
        11.38%, 11/17/22 ................................  11/17/92       97,892           94,226           88,066
      Kentucky Central Life, 9.52%, 5/1/22 ..............  2/12/93     1,788,752(b)     1,729,310        1,835,806
      Kislak, 10.05%, 6/30/20 ...........................  4/14/93     2,715,680(b)     2,552,313        2,757,455
      Maryland National Bank, 9.60%, 9/1/18 .............  1/29/93       420,461(b)       403,746          398,765
      McDowell, 9.68%, 12/1/20 ..........................  12/11/92    1,343,475        1,344,064        1,383,179
      Merchants Bank, 10.49%, 12/1/20 ...................  12/18/92      575,209          579,937          592,112
      Meridian, 9.36%, 10/15/22 .........................  10/15/92      581,082(b)       597,857          598,514

                                                             Date      Shares/
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------

      Meridian III, 9.13%, 12/1/20 .                       12/21/92  $ 2,115,483(b)  $  2,017,236     $  2,144,752
      Minneapolis Employees Retirement Fund,
        8.33%, 2/10/14 ..................................  4/10/96     2,144,318(b)     1,989,737        2,162,751
      NationsBank, 8.99%, 10/1/07 .......................  12/10/92       30,498(b)        28,363           31,404
      Neslund Properties, 9.88%, 2/1/23 .................  1/27/93     1,600,521(b)     1,592,572        1,647,568
      Nomura I, 9.88%, 12/16/23 .........................  12/16/93    4,486,360(b)     4,650,412        4,548,541
      Nomura II, 8.89%, 3/22/15 .........................  8/22/94     5,544,624(b)     5,277,185        5,159,515
      Nomura III, 8.64%, 8/29/17 ........................  9/29/95     8,394,324(b)     7,244,824        8,306,587
      Old Hickory Credit Union, 10.31%, 10/15/22 ........  10/28/92      646,082(b)       647,756          656,524
      Paine Webber, 12.48%, 10/15/20 ....................  9/17/92       107,457           96,520          110,095
      PHH U.S. Mortgage, 8.78%, 1/1/12 ..................  12/30/92    1,688,070        1,642,682        1,694,877
      President Homes 92-4, Sales Inventory,
        8.75%, 10/15/20 .................................  12/1/92        63,563           62,312           65,470
      President Homes 92-8, Sales Inventory,
        8.94%, 11/24/22 .................................   3/1/93       117,565          116,664          111,919
      Progressive Consumers Federal Credit Union,
        13.00%, 10/15/22 ................................  11/5/92       101,551(b)        95,676          104,597
      Salomon, 8.04%, 12/28/16 ..........................  7/28/94     1,505,839(b)     1,441,841        1,524,483
      Sears Mortgage, 8.80%, 11/18/22 ...................  11/18/92       60,248(b)        57,536           62,055
                                                                                     ------------     ------------
                                                                                       39,798,956       42,306,286
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             186,680,527      192,355,574
                                                                                     ------------     ------------

PREFERRED STOCK (0.5%):
  REAL ESTATE INVESTMENT TRUST (0.5%):
      AMB Property ......................................  3/26/01         5,000          125,399          123,750
      Archstone Community Trust, Series C ...............  4/23/01         5,000          126,550          126,250
      Archstone Community Trust, Series D ...............  4/23/01         3,525           91,861           90,945
      Avanlonbay Communities, Series G ..................  3/28/01         1,050           26,726           26,355
      CarrAmerica Realty Trust, Series B ................  4/23/01         5,000          118,849          118,200
      CarrAmerica Realty Trust, Series C ................  4/23/01         5,000          117,737          117,100
      CarrAmerica Realty Trust, Series D ................  4/23/01         5,000          118,823          118,750
      Centerpoint Properties, Series A ..................  3/26/01         5,000          123,103          122,250
      Duke Realty Investments, Series E .................  4/23/01           625           15,506           15,781
      New Plan Excel Realty Trust, Series B .............  3/26/01         5,000          118,867          120,250
                                                                                     ------------     ------------
                                                                                          983,421          979,631
                                                                                     ------------     ------------

        Total Preferred Stock  ..........................                                 983,421          979,631
                                                                                     ------------     ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        15  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                             Date      Shares/
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
RELATED PARTY MONEY MARKET FUND (1.2%):
      First American Prime Obligations Fund .............  5/31/01   $ 2,477,710(f)     2,477,710        2,477,710
                                                                                     ------------     ------------

        Total Investments in Securities (g)  ............                            $260,046,414     $267,544,414
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2001, SECURITIES VALUED AT $93,672,235 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                  NAME OF
                                                                  BROKER
                    ACQUISITION                    ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------  -----   -------   --------   ---------------
      $22,749,000     5/15/01    4.12%   6/15/01   $ 44,259      (1) & (2)
        7,000,000     5/1/01     5.43%    6/1/01     32,731         (3)
        2,000,000     5/7/01     5.35%    6/1/01      7,431         (3)
        2,000,000     5/15/01    5.14%    6/1/01      4,855         (3)
        6,000,000     5/31/01    5.06%    6/1/01        843         (3)
       30,000,050     4/12/01    4.65%   4/12/03     77,500         (4)
      -----------                                  --------
      $69,749,050                                  $167,619
      ===========                                  ========

    * INTEREST RATE AS OF MAY 31, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
             (1) MORGAN STANLEY DEAN WITTER;
                FHLMC, 9.00%, 7/1/30, $8,205,623 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                FNMA, 6.50%, 6/1/29, $15,184,317 PAR
             (3) NOMURA;
                AEGIS III, 9.04%, 6/13/11, $1,034,285 PAR
                AMERIVEST MORTGAGE, 8.52%, 5/1/12, $1,077,419 PAR
                CTX MORTGAGE, 8.71%, 11/23/22, $785,500 PAR
                ENERGY PARK LOANS, 12.20%, 12/1/22, $85,517 PAR
                FAIRBANKS III, 7.25%, 1/1/07, $58,747 PAR
                FAIRBANKS IV, 9.05%, 7/3/11, $478,872 PAR
                FIRST FEDERAL OF DELAWARE, 8.82%, 2/1/18, $2,397,987 PAR GREENWICH, 9.50%, 6/16/05, $204,528 PAR
                KENTUCKY CENTRAL LIFE, 9.52%, 5/1/22, $1,762,299 PAR
                KISLAK, 10.05%, 6/30/20, $2,511,989 PAR
                MARYLAND NATIONAL BANK, 9.60%, 9/1/18, $420,461 PAR MERIDIAN, 9.36%, 10/15/22, $501,498 PAR
                MERIDIAN III, 9.13%, 12/1/20, $2,115,483 PAR
                MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.33%, 2/10/14,
             $2,144,318 PAR
                NATIONSBANK, 8.99%, 10/1/07, $30,426 PAR
                NESLUND PROPERTIES, 9.88%, 2/1/23, $1,597,877 PAR
                NOMURA I, 9.88%, 12/16/23, $4,487,909 PAR
                NOMURA II, 8.89%, 3/22/15, $5,095,250 PAR
                NOMURA III, 8.64%, 8/29/17, $8,465,445 PAR
                OLD HICKORY CREDIT UNION, 10.31%, 10/15/22, $609,700 PAR
                PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION, 13.00%,
                  10/15/22, $101,551 PAR
                SALOMON, 8.04%, 12/28/16, $1,505,839 PAR
                SEARS MORTGAGE, 8.80%, 11/18/22, $60,248 PAR

             (4) NOMURA;
                FNMA, 7.50%, 5/1/30, $6,978,019 PAR
                FNMA, 8.00%, 5/1/30, $3,077,299 PAR
                FNMA, 8.00%, 5/1/30, $7,294,529 PAR
                FNMA, 7.50%, 4/1/30, $8,270,239 PAR
                FNMA, 6.50%, 6/1/29, $2,394,024 PAR

    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE-FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2001.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE-FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    COMMERCIAL LOANS:
             1336 AND 1360 ENERGY PARK DRIVE - ST. PAUL, MN
             BIGELOW OFFICE BUILDING - LAS VEGAS, NV
             CANTON COMMERCE CENTER - CANTON, MA
             CENTRE POINT COMMERCE PARK - ORLANDO, FL
             COTTONWOOD SQUARE - COLORADO SPRINGS, CO
             FORTUNE PARK V, VI, VII - INDIANAPOLIS, IN
             HADLEY AVENUE BUSINESS CENTER - OAKDALE, MN
             HILLSIDE CROSSING SOUTH SHOPPING CENTER - ELK RIVER, MN
             HILLSIDE OFFICE PARK - ELK RIVER, MN
             JAMBOREE BUILDING - COLORADO SPRINGS, CO
             MINIKADHA MINISTORAGE III - ST. PAUL, MN
             MINIKAHDA MINISTORAGE V - ST. PAUL, MN
             OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
             ONE COLUMBIA OFFICE BUILDING - ALISO VIEJO, CA
             PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
             PMG CENTER - FORT LAUDERDALE, FL
             PROVIDENT BANK BUILDING - DESOTO, TX
             PYRAMID PLAZA OFFICE PLAZA - LUBBOCK, TX
             RAPID PARK PARKING LOT - MINNEAPOLIS, MN
             RIDGEHILL PROFESSIONAL BUILDING - MINNETONKA, MN
             RIMROCK PLAZA - BILLINGS, MT
             RUBIN CENTER - CLEARWATER, FL
             STEVENSON OFFICE BUILDING, PORT ORCHARD CINEMA, AND JENSEN
               INDUSTRIAL BUILDING - STEVENSON, PORT ORCHARD, AND ARLINGTON, WA
             SUNDANCE PLAZA - COLORADO SPRINGS, CO
             WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL
             WESTWOOD BUSINESS PARK - FARMERS BRANCH, TX

    MULTIFAMILY LOANS:
             AUTUMNWOOD, SOUTHERN WOODS, HINTON HOLLOW - KNOXVILLE, TN BEVERLY PALMS APARTMENTS - HOUSTON, TX
             CHARDONNAY APARTMENTS - TULSA, OK
             DEERING MANOR - NASHWAUK, MN
             FAIRMONT APARTMENTS - DALLAS, TX
             FAIRWAYS I & II - LONGVIEW, WA
             FREMONT PLAZA APARTMENTS - PHOENIX, AZ
             HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
             IRONWOOD APARTMENTS I - TUSCON, AZ
             IRONWOOD APARTMENTS II - TUSCON, AZ
             JACCARD APARTMENTS - UNIVERSITY CITY, MO
             KONA KAI APARTMENTS - PUEBLO, CO
             NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
             NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
             PARK FOREST APARTMENTS I - DALLAS, TX
             PARK FOREST APARTMENTS II - DALLAS, TX
             PARK PLACE OF VENICE APARTMENTS - VENICE, FL
             PARK TERRACE APARTMENTS - PUEBLO, CO
             PRIMROSE APARTMENTS - GRAND FORKS, ND
             SIERRA MADRE APARTMENTS - LAS VEGAS, NV
             SKYLINE APARTMENTS - KANSAS CITY, KS
             SOUTHRIDGE APARTMENTS - AUSTIN, TX
             THE GABLES AT WESTLAKE APARTMENTS - OKLAHOMA CITY, OK
             THE MEADOWS, FAIRFIELD MANOR, AUBURN APARTMENTS - WAHPETON, ND VINTAGE APARTMENTS - KERMAN, CA
             WESTVIEW APARTMENTS - AUSTIN, TX
             WHISPERING HILLS APARTMENTS - NASHVILLE, TN
             WINTERLAND APARTMENTS I - GRAND FORKS, ND
             WINTERLAND APARTMENTS II - GRAND FORKS, ND

--------------------------------------------------------------------------------

        16  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------
    SINGLE-FAMILY LOANS:
             AEGIS III - 41 LOANS, TEXAS, ILLINOIS, OREGON, AND LOUISIANA AMERIVEST MORTGAGE - 18 LOANS, MASSACHUSETTS AND VERMONT
             CTX MORTGAGE - 13 LOANS, FLORIDA, TEXAS AND CALIFORNIA
             ENERGY PARK LOANS - 1 LOAN, MINNESOTA
             FAIRBANKS III - 1 LOAN, WESTERN UNITED STATES
             FAIRBANKS IV - 8 LOANS, UNITED STATES
             FIRST FEDERAL OF DELAWARE - 54 LOANS, UNITED STATES
             GREENWICH - 3 LOANS, COLORADO
             HEARTLAND FEDERAL SAVINGS & LOAN - 1 LOAN, CALIFORNIA
             KENTUCKY CENTRAL LIFE - 56 LOANS, TEXAS, KENTUCKY, CALIFORNIA, AND
               FLORIDA
             KISLAK - 54 LOANS, CENTRAL AND SOUTHERN UNITED STATES
             MARYLAND NATIONAL BANK - 8 LOANS, EASTERN UNITED STATES
             MCDOWELL - 27 LOANS, GEORGIA
             MERCHANTS BANK - 20 LOANS, VERMONT
             MERIDIAN - 8 LOANS, CALIFORNIA
             MERIDIAN III - 42 LOANS, UNITED STATES
             MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 61 LOANS, MINNESOTA NATIONSBANK - 3 LOANS, SOUTH CAROLINA AND MARYLAND
             NESLUND PROPERTIES - 74 LOANS, MINNESOTA
             NOMURA I - 112 LOANS, UNITED STATES
             NOMURA II - 102 LOANS, UNITED STATES
             NOMURA III - 135 LOANS, UNITED STATES
             OLD HICKORY CREDIT UNION - 21 LOANS, TENNESSEE
             PAINE WEBBER - 4 LOANS, NEW JERSEY
             PHH U.S. MORTGAGE - 18 LOANS, UNITED STATES
             PRESIDENT HOMES 92-4, SALES INVENTORY - 1 LOAN, MICHIGAN
             PRESIDENT HOMES 92-8, SALES INVENTORY - 2 LOANS, KANSAS
             PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 1 LOAN, MASSACHUSETTS SALOMON - 22 LOANS, NEW JERSEY
             SEARS MORTGAGE - 2 LOANS, FLORIDA

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $209,017,602 OR 100.3% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC. WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (g) ON MAY 31, 2001, THE COST OF INVESTMENTS, INCLUDING REAL ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $260,376,935. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 8,242,279
      GROSS UNREALIZED DEPRECIATION.......     (732,604)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 7,509,675
                                            ===========

--------------------------------------------------------------------------------

        17  2001 Annual Report - American Strategic Income Portfolio II

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio
                      Inc. II, including the schedule of investments in securities, as of May 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended May 31, 1998, were audited by other auditors whose report dated July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2001, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the 2001, 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II at May 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      June 29, 2001

--------------------------------------------------------------------------------

        18  2001 Annual Report - American Strategic Income Portfolio II

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                       PAYABLE DATE                          AMOUNT
                       ------------                          -------
                       June 28, 2000 ......................  $0.0875
                       July 26, 2000 ......................   0.0850
                       August 23, 2000 ....................   0.0850
                       September 27, 2000 .................   0.0850
                       October 25, 2000 ...................   0.0850
                       November 21, 2000 ..................   0.0850
                       December 15, 2000 ..................   0.0880
                       January 11, 2001 ...................   0.0850
                       February 21, 2001 ..................   0.0850
                       March 28, 2001 .....................   0.0850
                       April 25, 2001 .....................   0.0850
                       May 23, 2001 .......................   0.0875
                                                             -------
                         Total ............................  $1.0280
                                                             =======

--------------------------------------------------------------------------------

        19  2001 Annual Report - American Strategic Income Portfolio II

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SPECIAL SHAREHOLDER MEETING RESULTS
                      A special meeting of the fund's shareholders was held on March 15, 2001. At that meeting, the fund's shareholders approved a change in the fund's investment restriction governing investments in real estate. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    8,501,345          604,086        183,033          --

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected to decrease the size
                          of its Board of Directors to eight directors. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
   14,807,717           83,546        205,933          --

                      (2) The fund's shareholders elected the following
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................    14,899,426           197,770
Roger A. Gibson ........................    14,894,760           202,436
Andrew M. Hunter III ...................    14,899,760           197,436
Leonard W. Kedrowski ...................    14,901,858           195,338
John M. Murphy, Jr. ....................    14,901,926           195,270
Robert L. Spies ........................    14,853,490           243,706
Joseph D. Strauss ......................    14,896,426           200,770
Virginia L. Stringer ...................    14,898,872           198,324

                      (3) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending May 31, 2001. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
   14,853,410           58,484        185,301          --

                      (4) The fund's shareholders voted on a proposal to change
                          the fund's investment restriction governing investments in real estate. This proposal did not receive the required majority of votes required for approval. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    5,013,462         4,503,707       298,654          --

--------------------------------------------------------------------------------

        20  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved a share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (897,341 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

        21  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.
--------------------------------------------------------------------------------

        22  2001 Annual Report - American Strategic Income Portfolio II

--------------------------------------------------------------------------------

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 1-800-543-1627.

--------------------------------------------------------------------------------

        23  2001 Annual Report - American Strategic Income Portfolio II

[LOGO]USBANCORP
      Piper Jaffray(R)


AMERICAN STRATEGIC INCOME PORTFOLIO II
2001  ANNUAL REPORT

U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE. U.S. Bancorp Piper Jaffray Inc. and U.S. Bank National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.


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7/2001    2084-01